UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 27, 2021	(December 20, 2021)
Federal Home Loan Bank of Cincinnati
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51399	31-6000228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(513) 852-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On December 27, 2021, the Federal Home Loan Bank of Cincinnati (FHLB) informed its membership of the amendment and restatement of the FHLB’s Capital Plan (Plan). The Plan defines the rights of the holders of the FHLB’s Class B Capital Stock. The amended and restated Plan will become effective on January 11, 2022 (Effective Date).

The Plan was amended and restated to remove provisions related to the FHLB’s ability to permit stockholders to use cooperative excess stock, which use was discontinued through use of existing ranges in the prior plan on January 1, 2021. Use of cooperative excess stock prior to January 1, 2021 continues in accordance with the terms existing at the time of use to support Mission Asset Activity until the respective repayment or maturity. In addition, the range of the maximum membership stock investment was lowered from $25 million to $5 million (the maximum remains at $200 million), which requirement is set by the Board of Directors from time to time. The current maximum of $25 million remains in place. Other non-substantive changes were made (a) to update citations, provide clarifications and technical corrections, and remove obsolete provisions, and (b) to consolidate current requirements for stock investment in Schedule A. The Plan also reduced some of the notice provision timing to allow for more efficient capital management.

The foregoing description of the changes to the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 27, 2021, the FHLB notified its membership regarding the amendment and restatement of the Capital Plan as described above in Item 3.03. A copy of the member notification is included as Exhibit 99.1 to this Current Report, and is incorporated into Item 7.01 by reference.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibits 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

4.1 Federal Home Loan Bank of Cincinnati Amended and Restated Capital Plan

99.1 Member Announcement regarding Capital Plan amendment and restatement dated December 27, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati
December 27, 2021	By:	/s/ Bridget C. Hoffman
Name: Bridget C. Hoffman
Title: Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
4.1	4.1 Federal Home Loan Bank of Cincinnati Amended and Restated Capital Plan
99.1	99.1 Member Announcement regarding Capital Plan amendment and restatement dated December 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)